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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031

Determination Date:        12-Jan-00
Remittance Date A-1        18-Jan-00
Remittance Date A-2        18-Jan-00
Month End Date:            31-Dec-99

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
 (a)   Class A-1 Distribution Amount                                                                              2,628,801.48
 (b)   Class A-1 Distribution Principal                                                                           2,145,558.76
                       Scheduled Payments of Principal                                            119,572.61
                       Partial Prepayments                                                        161,971.32
                       Scheduled Principal Balance Principal Prepayment in                      1,342,046.58
                       Full
                       Scheduled Principal Balance Liquidated                                     521,968.25
                       Contracts
                       Scheduled Principal Balance Repurchases                                          0.00

 (c)   Class A-1 Interest                                                                                           483,242.72
       Distribution
       Class A-1 Interest Shortfall                                                                                       0.00

 (d)   Class A-1 Remaining Certificate Balance                                                                   74,422,905.19


 (e)   Class A-2 Distribution Amount                                                                                555,833.33
 (f)   Class A-2 Distribution Principal                                                                                   0.00
                       Scheduled Payments of Principal                                                  0.00
                       Partial Prepayments                                                              0.00
                       Scheduled Principal Balance Principal Prepayment in                              0.00
                       Full
                       Scheduled Principal Balance Liquidated                                           0.00
                       Contracts
                       Scheduled Principal Balance Repurchases                                          0.00

 (g)   Class A-2 Interest                                                                                           555,833.33
       Distribution
       Class A-2 Interest Shortfall                                                                                       0.00

 (h)   Class A-2 Remaining Certificate Balance                                                                  100,000,000.00

 (i)   Class A-1 Pass Through Rate                                                                                    6.682500%
       Class A-2 Pass Through Rate                                                                                    6.900000%
       Class A-2 Holdover Amount                                                                                          0.00

 (j)   Monthly Servicing Fee                                                                                        147,140.39

 (k)   Delinquency                                                              # of Contracts                 Prin. Balance
                                                                                --------------              ------------------

                       a)  Loans 31 to 59 days delinquent                             113                         4,870,240.21
                       b)  Loans 60 to 89 days delinquent                              21                           986,247.18
                       c)  Loans delinquent 90 or more days                            46                         1,945,677.80
                                                                               ---------------              ------------------
                                                                                      180                         7,802,165.19
                                                                               ===============              ==================

 (l)   Repurchased Contracts
             (l)       Repurchased Contracts                                        Number                   Repurchase Price
                                                                               ---------------               -----------------
                       (see attached schedule)               Total Repurchases          0                                 0.00
                                                                               ===============               =================

 (m)   Repossessions or Foreclosures                                               Number                     Actual Balance
                                                                               ---------------               -----------------
                                                             BOP Repossessions         61                        $2,402,578.07
                                                       Plus Repossessions this         35                         1,277,468.17
                                                                         Month
                                                   Less Liquidations                  (15)                        ($526,837.71)

                                                                               ---------------               -----------------
                                                             EOP Repossessions         81                        $3,153,208.53
                                                                               ===============               =================

 (n)   Enhancement Payment                                                                                                0.00

 (o)   Monthly Advance                                                                                              235,258.91
       Outstanding Amount Advanced                                                                                  235,258.91

 (p)   Deposit to Special Account/Distribution to Class R Certificateholders                                              0.00

 (q)   Amount Distributed to Class R Certificateholders                                                                   0.00

 (r)   Net Weighted Average Contract Rate                                                                                 9.24%

 (s) Number of Manufactured Homes currently held due to repossession 81 Principal balance of Manufactured Homes currently held 3,153,208.53

 (t)   Pool Principal Balance Percentage                                                                             91.977044%


 (u)   Aggregate Deficiency Amounts                                                                                     416.70
       Servicer Deficiency Amounts received                                                                             145.85

 (v)   Additional Items

 (w)   Class A-1 Net Funds Carryover Amount                                                                               0.00
       Class A-2 Net Funds Carryover Amount                                                                               0.00
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